GOODWILL	12 Months Ended
Dec. 31, 2022
Intangible assets and goodwill [abstract]
GOODWILL	GOODWILL
Goodwill of $946 million at December 31, 2022 (December 31, 2021 - $832 million) was primarily attributable to short-break destinations across the United Kingdom and Ireland owned by Center Parcs UK of $728 million (December 31, 2021 - $815 million) and IFC Seoul of $207 million (December 31, 2021 - nil ). The partnership performs a goodwill impairment test annually by assessing if the carrying value of the cash-generating unit, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs to sell or the value in use.

The partnership tested the goodwill and trademark assets recorded as an intangible asset (Refer to Note 10, Intangible Assets), attributed to Center Parcs UK for impairment as of December 31, 2022. The current year analysis uses a 10-year cash flow projection with a 3% long-term growth rate used to extrapolate cash flows after the third year, a discount rate derived from a market-based-weighted-average cost of capital, and a terminal capitalization rate derived from a market-based EBITDA multiple. Based on the impairment test, no impairment was recorded as the recoverable amount of the cash-generating unit of $4,980 million (2021 - $5,623 million) exceeded the carrying value of the cash-generating unit of $4,124 million (2021 - $4,391 million). The recoverable amount was determined based on a value-in-use approach based on a terminal capitalization rate of 6.2% (2021 - 6.6%) and a discount rate of 10.3% (2021 - 9.3%). A discount rate of 11.0% (2021 - 12.7%), a long-term growth rate of (2.0)% (2021 - (2.7)%), or a terminal capitalization rate of 8.0% (2021 - 9.4%) used in the impairment analysis would eliminate the headroom between the recoverable amount and carrying value of the cash-generating unit.